EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Frederick M. Strader, as Chief Executive Officer of United Industrial Corporation (the “Company”) certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

a.

the accompanying Form 10-Q report for the period ended June 30, 2004 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13a or 15(d) of the Securities Exchange Act of 1934, as amended; and

b.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2004

/s/ FREDERICK M. STRADER

Frederick M. Strader
Chief Executive Officer